UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        FEBRUARY 26, 2007
                                                      ----------------------


                              SEACOR HOLDINGS INC.
    ------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                 1-12289                13-3542736
    ------------------------------------------------------------------------
     (State or Other             (Commission            (IRS Employer
       Jurisdiction              File Number)         Identification No.)
     of Incorporation)


                2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA 33316
    ------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code      (954) 523-2200
                                                     -----------------------


                                 NOT APPLICABLE
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by SEACOR Holdings Inc. under Item 5.02 on March 2, 2007. Amendment No. 1 is being filed to correct a typographical error in the previously reported amount of the cash bonus awarded to Randall Blank. The previously reported amount was $1,144,844. The correct amount is $1,120,000.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers

            As previously reported, on February 26, 2007, after a review of performance and competitive market data, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of SEACOR Holdings Inc. (the "Company") (i) increased the annual base salaries of those officers of the Company who will be the "named executive officers" (as defined by Item 402(a)(3) of Regulation S-K) for purposes of the Company's proxy statement for the 2007 annual meeting of stockholders (the "Named Executive Officers"), (ii) awarded cash bonuses to the Named Executive Officers, (iii) granted stock awards to the Named Executive Officers, effective March 4, 2007, with a one year vesting period, (iv) granted stock awards to the Named Executive Officers, effective March 4, 2007, with five year vesting periods and (v) issued stock option awards to the Named Executive Officers, effective March 4, 2007, in the respective amounts set forth below.

---------------------------------------------------------------------------------------------------------------------
     NAME             TITLE         ANNUAL BASE         BONUS(1)            STOCK           STOCK           OPTION
                                      SALARY                                AWARDS          AWARDS          AWARDS
                                                                           ONE YEAR          FIVE          (NUMBER
                                                                            VESTING          YEAR             OF
                                                                           (NUMBER          VESTING        SHARES)(4)
                                                                              OF           (NUMBER
                                                                           SHARES)(2)         OF
                                                                                          SHARES)(3)
---------------------------------------------------------------------------------------------------------------------
   Charles          Chairman,        $  700,000       $4,000,000            2,500           37,500           30,000
  Fabrikant       President and
                 Chief Executive
                     Officer
---------------------------------------------------------------------------------------------------------------------
 Richard Ryan      Senior Vice       $  335,000       $  250,000              500            2,500           10,000
                  President and
                 Chief Financial
                     Officer
---------------------------------------------------------------------------------------------------------------------
 John Gellert      Senior Vice       $  365,000       $1,200,000            1,000           12,000           30,000
                    President
---------------------------------------------------------------------------------------------------------------------
Randall Blank      Senior Vice       $  375,000       $1,120,000             --              3,045             --
                    President
---------------------------------------------------------------------------------------------------------------------
Dick Fagerstal     Senior Vice       $  335,000       $  250,000            1,000            2,000           10,000
                    President,
                    Corporate
                 Development and
                    Treasurer
---------------------------------------------------------------------------------------------------------------------

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

Notes:
------

(1) Sixty percent (60%) of the bonus is paid at the time of the award and the remaining forty percent (40%) is paid in two equal annual installments one and two years after the date of the grant provided that the employee remains employed with the Company at the time of payment. Any outstanding balance is payable upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.

(2) Shares will vest on March 4, 2008 provided that the employee remains employed with the Company at the time of vesting. Vesting will also occur upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.

(3) Shares of Restricted Stock will vest 20% each year over a five year period beginning March 4, 2008, provided that the employee remains employed with the Company at the time of vesting. Vesting will also occur upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.

(4) The exercise price of the Stock Options are determined quarterly beginning March 4, 2007 and 20% of the options will vest each year over a five year period beginning March 4, 2008, provided that the employee remains employed with the Company at the time of vesting. Vesting will also occur upon the death, disability, qualified retirement, termination without "cause" of the employee, or the occurrence of a "change-in-control" of the Company.



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



                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SEACOR HOLDINGS INC.


Date: March 6, 2007                       By:  /s/  Alice Gran
                                              --------------------------
                                              Name:   Alice Gran
                                              Title:  Senior Vice
                                                      President, General
                                                      Counsel & Secretary










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